UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 May 5, 2003
                       ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                    001-8368                        51-0228924
 -------------------------------------------------------------------------------
             (Commission File No.)       (IRS Employer Identification No.)


    5400 Legacy Drive, Cluster 2, Bldg. 3, Plano, Texas       75024
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        (Address of Principal Executive Offices)           (Zip Code)

                                 (972) 265-2000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         1301 Gervais Street, Suite 300, Columbia, South Carolina 29201
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

On May 5, 2003, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.       Description
----------        --------------------------------------------------------------

99.1              Press Release issued May 5, 2003 (Filed herewith.)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             SAFETY-KLEEN CORP.
                             ------------------
                                (Registrant)



Date: May 5, 2003            By:  /s/ James K. Lehman
                                 --------------------------------
                                  James K. Lehman
                                  Senior Vice President, General Counsel and
                                  Secretary




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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                Press Release issued May 5, 2003 (Filed herewith.)